Supplement dated May 21, 2020
to the

Global Clean Equity Fund
Summary Prospectus and Prospectus dated January 31, 2020 and
Statement of Additional Information dated January 31, 2020

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective immediately, Paul Euseppi no longer serves as a portfolio manager of the Fund. All references to him throughout the Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

Jerry Swank and Saket Kumar will continue to serve as the portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE